UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 10, 2022

KIMCO REALTY CORPORATION
(Exact Name of registrant as specified in its charter)

Maryland	1-10899	13-2744380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Broadway
Suite 201
Jericho, NY 11753
(Address of principal executive offices) (Zip Code)

(516) 869-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share.	KIM	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.125% Class L Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprL	New York Stock Exchange
Depositary Shares, each representing one-thousandth of a share of 5.250% Class M Cumulative Redeemable, Preferred Stock, $1.00 par value per share.	KIMprM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 10, 2022, Kimco Realty Corporation (the “Company”) issued a press release announcing the redemption in full of (i) its outstanding 3.50% Notes due 2023 (CUSIP No. 948741 AJ2) (the “April 2023 Notes”) and (ii) its outstanding 3.125% Senior Notes due 2023 (CUSIP No. 49446R AK5) (the “June 2023 Notes”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 10, 2022, the Company has issued irrevocable notices of redemption for (i) $299.67 million aggregate principal amount of the April 2023 Notes, representing all of the outstanding April 2023 Notes, and (ii) $313.925 million aggregate principal amount of the June 2023 Notes, representing all of the outstanding June 2023 Notes. The April 2023 Notes and the June 2023 Notes will be redeemed on September 9, 2022 (the “Redemption Date”). The April 2023 Notes will be redeemed at a redemption price equal to $1,000 plus a make-whole premium for each $1,000 principal amount of April 2023 Notes redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date. The June 2023 Notes will be redeemed at a redemption price equal to $1,000 plus a make-whole premium for each $1,000 principal amount of June 2023 Notes redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMCO REALTY CORPORATION

Date: August 10, 2022	By:	/s/ Glenn G. Cohen
Name: Glenn G. Cohen
Title: Chief Financial Officer